Exhibit 10.1

AMENDMENT NO. 1 and WAIVER
to
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 12, 2021, by and among XCEL BRANDS, INC., a Delaware corporation (“Borrower”), each other signatory hereto that is a Credit Party under the Loan Agreement (as hereinafter defined), the financial institutions from time to time party to the Loan Agreement (collectively, “Lenders” and individually, each a “Lender”), BANK HAPOALIM B.M., (“BHI”) as administrative agent and collateral agent for Lenders (BHI in such capacity together with its successors and assigns in such capacity, “Administrative Agent”) and FEAC Agent, LLC (“FEAC”), as co-collateral agent (FEAC in such capacity together with its successors and assigns in such capacity, “Co-Collateral Agent”).

BACKGROUND

Borrower, IM Brands, LLC (“IM Brands”), JR Licensing, LLC, H Licensing, LLC, C Wonder Licensing, LLC, Xcel Design Group, LLC, Judith Ripka Fine Jewelry, LLC, H Heritage Licensing, LLC, Xcel-CT MFG, LLC and Gold Licensing, LLC (other than Borrower, collectively, “Guarantors”), Lenders and Agents are parties to a Loan and Security Agreement dated as of April 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders made term loans to Borrower secured by a Lien on substantially all of the assets of Borrower.  Guarantors have guaranteed the payment and performance of Borrower’s obligations to Lenders and Agents under the Loan Agreement which guarantee obligations are secured by a Lien on substantially all of the assets of Guarantors.

Borrower has requested that Lenders waive compliance with certain financial covenants, and make certain amendments to the Loan Agreement.  Lenders and Agents have agreed to provide such waiver and amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the financial accommodations provided to Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.Waiver.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Lenders hereby waive the Event of Default arising from the failure of Borrower and the Included Subsidiaries on a consolidated basis to achieve EBITDA of at least $1,750,000 for the three month period ending June 30, 2021.
3.Amendment to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below, the Loan Agreement is hereby amended as follows:
(a)The defined term “Maximum Revolving Loan Amount” in Section 1.1 amended to provide as follows:
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135944.00102/126596093v.1

“Maximum Revolving Loan Amount” means (a) until Borrower delivers a Compliance Certificate in accordance with Section 8.1(d) which shows compliance with the financial covenants set forth on Schedule V for the applicable periods ending December 31, 2021, $1,500,000 and (b) at all times thereafter, $4,000,000; provided that, if Borrower fails to comply with the financial covenants set forth on Schedule V as calculated in any Compliance Certificate delivered in accordance with Section 8.1(d), then from and after the date of such Compliance Certificate to the date of the Compliance Certificate next delivered in accordance with Section 8.1(d) showing compliance with the financial covenants set forth on Schedule V, the Maximum Revolving Loan Amount shall be $1,500,000.

(b)Section 8.1(d) is amended to provide as follows:

“(d)together with the Financial Statements delivered pursuant to Sections 8.1(a) and 8.1(c), a Compliance Certificate executed by a Responsible Officer of Borrower which shall include in reasonable detail (i) the calculations used in determining compliance with the financial covenants set forth on Schedule II and Schedule V, (ii) the exclusions with respect to changes in operating assets and liabilities as set forth on the cash flow statement of  Borrower and the Included Subsidiaries as reported in the calculation of the Fixed Charge Coverage Ratio and (iii) detail with respect to the tax benefits of redemptions of Equity Interests in such period;”

(c)Schedule II (Financial Covenants) is replaced with Schedule II attached to this Amendment.
(d)Schedule V to this Amendment is inserted as Schedule V to the Loan Agreement.
(e)Exhibit D (Form of Compliance Certificate) is replaced with Exhibit D attached to this Amendment.
4.Conditions of Effectiveness.  This Amendment shall become effective upon Agents’ receipt of this Amendment duly executed by each Credit Party and each Lender and the payment to Administrative Agent for the benefit of each Lender a fee in the amount of 0.25% of the outstanding principal amount of the Term Loans.
5.Representations and Warranties.  Each Credit Party hereby represents and warrants as follows:
(a)This Amendment constitutes the legal, valid and binding obligation of such Credit Party and is enforceable against such Credit Party in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or limiting the right of specific performance.
(b)Upon the effectiveness of this Amendment, all representations and warranties of such Credit Party contained in the Loan Documents to which it is a party continue to
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be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are expressly made only as of a previous date.
(c)No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.
(d)No Credit Party has any defense, counterclaim or offset with respect to any of the Loan Documents.
6.Effect on the Loan Documents.
(a)Except as specifically set forth herein, the Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed by each Credit Party a party thereto.
(b)The limited waivers set forth in Section 2 hereof are effective only for the specific instance and purpose set for the herein and shall not entitle Borrower or Guarantor to any further waiver in any similar or other circumstances.  Except  as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender nor constitute a waiver of any provision of any Loan Document.
7.Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
8.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.Counterparts; Electronic Transmission.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

XCEL BRANDS, INC.

By:  /s/ James Haran
Name: James Haran
Title: CFO

IM BRANDS, LLC
JR LICENSING, LLC
H LICENSING, LLC
C WONDER LICENSING, LLC
XCEL DESIGN GROUP, LLC
JUDITH RIPKA FINE JEWELRY, LLC
H HERITAGE LICENSING, LLC
XCEL-CT MFG, LLC
GOLD LICENSING, LLC

By:	XCEL BRANDS, INC., Its Manager

By:  /s/ James Haran
Name: James Haran
Title: CFO

21070539	SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT

BANK HAPOALIM B.M., as Administrative Agent

By:  /s/ Barry S. Renow
Name: Barry S. Renow
Title: First Vice President

By:  /s/ Michael Gorman III
Name: Michael Gorman III
Title: First Vice President

[additional signature pages follow]

21070539	SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT

FEAC AGENT, LLC, as Co-Collateral Agent.

By:  /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

[additional signature pages follow]

21070539	SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT

BANK HAPOALIM B.M., as a Lender

By:  /s/ Barry S. Renow
Name: Barry S. Renow
Title: First Vice President

By:  /s/ Michael Gorman III
Name: Michael Gorman III
Title: First Vice President

[additional signature pages follow]

21070539	SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC., as a Lender

By:  /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

FIRST EAGLE DIRECT LENDING FUND IV, LLC, as a Lender

By:	First Eagle Alternative Credit, LLC Its: Manager

By:  /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

FIRST EAGLE DIRECT LENDING IV CO-INVEST, LLC, as a Lender

By:	First Eagle Alternative Credit, LLC Its: Manager

By:  /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

FIRST EAGLE DIRECT LENDING LEVERED FUND IV SPV, LLC, as a Lender

By:	First Eagle Direct Lending Levered Fund IV, LLC
Its:	Manager

By:  /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

21070539	SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER TO LOAN AND SECURITY AGREEMENT

SCHEDULE II

FINANCIAL COVENANTS

1.Minimum EBITDA.  EBITDA of Borrower and the Included Subsidiaries on a consolidated basis shall not be less than the amounts set forth below at the end of the applicable fiscal period set forth below:
Fiscal Period	Minimum EBITDA
April 1, 2021 to September 30, 2021	$3,000,000
April 1, 2021 to December 31, 2021	$4,400,000
For the trailing twelve month period ending March 31, 2022	$6,000,000
For the trailing twelve month periods ending June 30, 2022 and September 30, 2022	$6,500,000
For the trailing twelve month periods ending December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023	$7,000,000
For the trailing twelve month periods ending December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025	$7,500,000
2.Minimum Liquid Assets.  Liquid Assets of Borrower and the Included Subsidiaries on a consolidated basis shall be at least $4,000,000 at all times.
3.Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio of Borrower and the Included Subsidiaries on a consolidated basis for (a) the nine month period ending on December 31, 2021 shall not be less than 1.05 to 1.00, (b) the twelve Fiscal Month period ending March 31, 2022 shall not be less than 1.20 to 1.00 and (c) the twelve Fiscal Month period ending at the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2022 shall not be less than 1.25 to 1.00.
4.Maximum Leverage Ratio.  The Leverage Ratio of Borrower and the Included Subsidiaries on a consolidated basis for the twelve Fiscal Month period ending at the end of each Fiscal Quarter shall not exceed (a) 6.75 to 1.00 for the Fiscal Quarter ending December 31, 2021 and (b) 4.00 to 1.00 for each Fiscal Quarter ending on and after March 31, 2022.
5.Loan To Value Ratio.  At no time shall the Loan to Value Ratio exceed 50%.
21070539.6 220846-10005

SCHEDULE V

FINANCIAL COVENANTS

1.Minimum EBITDA.  EBITDA of Borrower and the Included Subsidiaries on a consolidated basis shall not be less than the amounts set forth below at the end of the applicable fiscal period set forth below:
Fiscal Period	Minimum EBITDA
April 1, 2021 to December 31, 2021	$6,500,000
For the trailing twelve month periods ending March 31, 2022, June 30, 2022 and September 30, 2022	$6,500,000
For the trailing twelve month periods ending December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023	$7,000,000
For the trailing twelve month periods ending December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025	$7,500,000
2.Minimum Liquid Assets.  Liquid Assets of Borrower and the Included Subsidiaries on a consolidated basis shall be at least $4,000,000 at all times.
3.Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio of Borrower and the Included Subsidiaries on a consolidated basis for the twelve Fiscal Month period ending at the end of each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 2021 shall not be less than 1.25 to 1.00.
4.Maximum Leverage Ratio.  The Leverage Ratio of Borrower and the Included Subsidiaries on a consolidated basis for the twelve Fiscal Month period ending at the end of each Fiscal Quarter shall not exceed (a) 4.50 to 1.00 for the Fiscal Quarter ending December 31, 2021 and (b) 4.00 to 1.00 for each Fiscal Quarter ending on and after March 31, 2022.
5.Loan To Value Ratio.  At no time shall the Loan to Value Ratio exceed 50%.
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EXHIBIT D

FORM OF CERTIFICATE OF COMPLIANCE

[Date]

This Compliance Certificate (this “Certificate”) is given by Xcel Brands, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Loan and Security Agreement, dated as of April 12, 2021, among Borrower, the other Credit Parties party thereto from time to time, Lenders party thereto from time to time, Bank Hapoalim B.M., as administrative agent and collateral agent for such Lenders and FEAC Agent, LLC, as co-collateral agent for such Lenders (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

The undersigned is a Responsible Officer of Borrower and is duly authorized to execute and deliver this Certificate on behalf of Credit Parties.  By executing this Certificate, such officer of Borrower hereby certifies to the Agents and Lenders on behalf of Credit Parties that:

1.The Financial Statements attached hereto for the Fiscal [Quarter][Year] ending ____________________ are true and complete in all material respects and fairly present in all material respects the financial condition of Borrower and the Included  Subsidiaries as at the end of such Fiscal [Quarter][Year].

2.The calculations set forth in Annex 1 are computations of the financial covenants set forth on Schedule II and Schedule V of the Loan Agreement calculated from the Financial Statements in accordance with the terms of the Loan Agreement.

3. Attached as Annex 2 is the calculation of revenue from the Revenue Licenses and no Trigger Event has occurred

4.Based upon a review of the activities of Borrower and the Included Subsidiaries and the Financial Statements during the period covered thereby, as of the date hereof, [no Default or Event of Default has occurred under the Credit Agreement][a Default or Event of Default has occurred, as described on Annex 3 hereto, and the action proposed to be taken with respect thereto is described on Annex 3 hereto].

5.Annex 4 sets forth a list of each new Material Contract entered into by any Credit Party since the date of the last Compliance Certificate delivered pursuant to the Loan Agreement. Except as set forth on Annex 4, there has been no termination of, any amendment to or other modification of or any default under, any QVC Agreement.

6.Except as set forth on Annex 4,  there has been no amendment to or other modification of any Employment Agreement, any termination of any Employment Agreement or any breach of any Employment Agreement which is not cured in any applicable grace period.

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7.Except as set forth on Annex 4, there has been no termination of any other Material Contract which the applicable Credit Party has not replaced within sixty (60) days of such termination, with a similar agreement which generates revenue at least equivalent to the agreement which was terminated.

8.No Credit Party has formed or acquired any Subsidiary except for:  [List new Subsidiaries, including Excluded Subsidiaries, Exempt Subsidiaries and Equity Funded Subsidiaries].

9..The following is a list of Outside Financing obtained by each Excluded Subsidiary:  [List Outside Financing].

10.The following is a list of Seller Financing and Take Back Financing obtained by each Exempt Subsidiary: [List Seller Financing and Take Back Financing].

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the date first above written.

XCEL BRANDS, INC.,
as Borrower

By:
Name:
Title:

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